                                NEW ENGLAND LIFE
                                INSURANCE COMPANY


                          Zenith Survivorship Life 2002
                          Zenith Survivorship Life Plus
                           Flexible Premium Adjustable
                  Variable Survivorship Life Insurance Policies

         Supplement Dated May 1, 2009 to Prospectus Dated April 28, 2008


                            Zenith Survivorship Life
                           Flexible Premium Adjustable
                  Variable Survivorship Life Insurance Policies


                         Supplement Dated May 1, 2009 to

         Prospectuses Dated April 30, 1999, May 1, 2000 and May 1, 2001


     This supplement updates, and to the extent inconsistent therewith, replaces certain information contained in the prospectuses dated April 30, 1999, May 1, 2000, May 1, 2001 and April 28, 2008, as annually and periodically supplemented, for the above-referenced variable survivorship life insurance policies. You should read and retain this supplement. We will send you an additional copy of the last full prospectus for your Policy as supplemented, without charge, on written request. The Zenith Survivorship Life 2002, Zenith Survivorship Life Plus and Zenith Survivorship Life Policies are no longer available for sale.


     New England Life Insurance Company ("NELICO") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. NELICO's Home Office is 501 Boylston Street, Boston, Massachusetts 02116.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS http://www.sec.gov.

     THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

     WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


     THE FINANCIAL INDUSTRY REGULATORY AUTHORITY ("FINRA") MAINTAINS A PUBLIC DISCLOSURE PROGRAM FOR INVESTORS. AN INVESTOR BROCHURE THAT INCLUDES INFORMATION DESCRIBING THE PROGRAM IS AVAILABLE BY CALLING FINRA'S PUBLIC DISCLOSURE PROGRAM HOTLINE AT 1-800-289-9999, OR BY VISITING FINRA'S WEBSITE AT WWW.FINRA.ORG.

                          INTRODUCTION TO THE POLICIES

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S DESIGNATED OFFICE

     We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock
Exchange -- even if due to our delay (such as a delay in answering your telephone call).

     The Designated Office for various Policy transactions is as follows:


Premium Payments                  New England Financial
                                  P.O. Box 371499
                                  Pittsburgh, PA 15250-7499
Payment Inquiries and             New England Financial/MetLife
Correspondence                    P.O. Box 30440
                                  Tampa, FL 33630-3440
Beneficiary and Ownership         New England Financial/MetLife
Changes                           P.O. Box 541
                                  Warwick, RI 02887-0541
Surrenders, Loans, Withdrawals    New England Financial/MetLife
and Sub-Account Transfers         P.O. Box 543
                                  Warwick, RI 02887-0543
Death Claims                      New England Financial/MetLife
                                  P.O. Box 353
                                  Warwick, RI 02887-0353
Sub-Account Transfers by          (800) 200-2214
  Telephone

All Other Transactions and        (800) 388-4000
  Inquiries


     You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to our Designated Office or by telephoning us (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative, or contact us at (800) 200-2214. We use reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. Any telephone or facsimile instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.

     We do not currently offer Internet transfer capability to Policy Owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.

     Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

     If you send your premiums or transaction requests to an address other than the one we have designated for receipt of such premiums or requests, we may return the premium to you, or there may be a delay in applying the premium or transaction to your Policy.

PAYMENT OF PROCEEDS



     The following paragraphs are added to this section:



          Unless otherwise requested, the Policy's death proceeds may be paid to your beneficiary through an account called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.



          Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.


                              CHARGES AND EXPENSES


     The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Deferred Sales Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges, including the cost of insurance charge.


     MORTALITY AND EXPENSE RISK CHARGE. We deduct a charge for the mortality and expense risks that we assume. We are currently waiving 0.08% of the Mortality and Expense Risk Charge for the Sub-account investing in the BlackRock Large-Cap Core Portfolio and an amount equal to the Eligible Fund expenses that are in excess of 0.88% for the Sub-account investing in the MFS Research International Portfolio.

CHARGES AGAINST THE ELIGIBLE FUNDS


     The following table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2008, before and after any applicable contractual fee waivers and expense reimbursements. Certain Eligible Funds may impose a redemption fee in the future.


ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                               ACQUIRED FUND  GROSS TOTAL    FEE WAIVERS    NET TOTAL
                                  MANAGEMENT    OTHER   12B-1     FEES AND       ANNUAL      AND EXPENSE     ANNUAL
                                     FEES     EXPENSES   FEES    EXPENSES*      EXPENSES   REIMBURSEMENTS  EXPENSES**
                                  ----------  --------  -----  -------------  -----------  --------------  ----------
METROPOLITAN SERIES FUND,
  INC. --
  CLASS A
Artio International Stock
  Portfolio.....................     0.82%      0.13%      --         --         0.95%          0.03%         0.92%(1)
Barclays Capital Aggregate Bond
  Index Portfolio...............     0.25%      0.04%      --         --         0.29%          0.01%         0.28%(2)
BlackRock Aggressive Growth
  Portfolio.....................     0.72%      0.05%      --         --         0.77%             --         0.77%
BlackRock Bond Income
  Portfolio.....................     0.38%      0.05%      --         --         0.43%          0.01%         0.42%(3)
BlackRock Diversified
  Portfolio.....................     0.45%      0.04%      --         --         0.49%             --         0.49%
BlackRock Large Cap Value
  Portfolio.....................     0.67%      0.05%      --         --         0.72%             --         0.72%
BlackRock Legacy Large Cap
  Growth Portfolio..............     0.73%      0.05%      --         --         0.78%          0.01%         0.77%(4)
BlackRock Money Market
  Portfolio.....................     0.32%      0.02%      --         --         0.34%          0.01%         0.33%(5)
BlackRock Strategic Value
  Portfolio.....................     0.84%      0.05%      --         --         0.89%             --         0.89%
Davis Venture Value Portfolio...     0.70%      0.03%      --         --         0.73%          0.04%         0.69%(6)
FI Mid Cap Opportunities
  Portfolio.....................     0.68%      0.07%      --         --         0.75%             --         0.75%
FI Value Leaders Portfolio......     0.65%      0.06%      --         --         0.71%             --         0.71%

                                                               ACQUIRED FUND  GROSS TOTAL    FEE WAIVERS    NET TOTAL
                                  MANAGEMENT    OTHER   12B-1     FEES AND       ANNUAL      AND EXPENSE     ANNUAL
                                     FEES     EXPENSES   FEES    EXPENSES*      EXPENSES   REIMBURSEMENTS  EXPENSES**
                                  ----------  --------  -----  -------------  -----------  --------------  ----------
Jennison Growth Portfolio.......     0.63%      0.04%      --         --         0.67%             --         0.67%
Loomis Sayles Small Cap Core
  Portfolio.....................     0.90%      0.06%      --         --         0.96%          0.05%         0.91%(7)
Loomis Sayles Small Cap Growth
  Portfolio.....................     0.90%      0.13%      --         --         1.03%          0.06%         0.97%(8)
Met/Artisan Mid Cap Value
  Portfolio.....................     0.81%      0.04%      --         --         0.85%             --         0.85%
MetLife Mid Cap Stock Index
  Portfolio.....................     0.25%      0.08%      --         --         0.33%          0.01%         0.32%(2)
MetLife Stock Index Portfolio...     0.25%      0.04%      --         --         0.29%          0.01%         0.28%(2)
MFS(R) Total Return Portfolio...     0.53%      0.05%      --         --         0.58%             --         0.58%
MFS(R) Value Portfolio..........     0.72%      0.08%      --         --         0.80%          0.07%         0.73%(9)
Morgan Stanley EAFE(R) Index
  Portfolio.....................     0.30%      0.12%      --      0.01%         0.43%          0.01%         0.42%(10)
Neuberger Berman Mid Cap Value
  Portfolio.....................     0.65%      0.04%      --         --         0.69%             --         0.69%
Oppenheimer Global Equity
  Portfolio.....................     0.52%      0.09%      --         --         0.61%             --         0.61%
Russell Index 2000(R)Portfolio..     0.25%      0.07%      --      0.01%         0.33%          0.01%         0.32%(2)
T. Rowe Price Large Cap Growth
  Portfolio.....................     0.60%      0.07%      --         --         0.67%             --         0.67%
T. Rowe Price Small Cap Growth
  Portfolio.....................     0.51%      0.08%      --         --         0.59%             --         0.59%
Western Asset Management
  Strategic Bond Opportunities
  Portfolio.....................     0.60%      0.05%      --         --         0.65%             --         0.65%
Western Asset Management U.S.
  Government Portfolio..........     0.48%      0.04%      --         --         0.52%             --         0.52%
Zenith Equity Portfolio.........        --      0.01%      --      0.72%         0.73%             --         0.73%(11)
MetLife Conservative Allocation
  Portfolio.....................     0.10%      0.02%      --      0.56%         0.68%          0.02%         0.66%(12)
MetLife Conservative to Moderate
  Allocation Portfolio..........     0.09%      0.01%      --      0.61%         0.71%             --         0.71%(12)
MetLife Moderate Allocation
  Portfolio.....................     0.07%         --      --      0.65%         0.72%             --         0.72%(12)
MetLife Moderate to Aggressive
  Allocation Portfolio..........     0.07%         --      --      0.68%         0.75%             --         0.75%(12)
MetLife Aggressive Allocation
  Portfolio.....................     0.10%      0.03%      --      0.72%         0.85%          0.03%         0.82%(12)
MET INVESTORS SERIES
  TRUST -- CLASS A
BlackRock Large Cap Core
  Portfolio.....................     0.58%      0.04%      --         --         0.62%             --         0.62%
Clarion Global Real Estate
  Portfolio.....................     0.63%      0.06%      --         --         0.69%             --         0.69%
Harris Oakmark International
  Portfolio.....................     0.78%      0.07%      --         --         0.85%             --         0.85%
Janus Forty Portfolio...........     0.64%      0.03%      --         --         0.67%             --         0.67%
Lazard Mid Cap Portfolio........     0.69%      0.05%      --         --         0.74%             --         0.74%(13)
Legg Mason Partners Aggressive
  Growth Portfolio..............     0.63%      0.02%      --         --         0.65%             --         0.65%
Legg Mason Value Equity
  Portfolio.....................     0.63%      0.04%      --         --         0.67%             --         0.67%
Lord Abbett Bond Debenture
  Portfolio.....................     0.50%      0.03%      --         --         0.53%             --         0.53%
Met/AIM Small Cap Growth
  Portfolio.....................     0.86%      0.03%      --         --         0.89%             --         0.89%
MFS(R) Research International
  Portfolio.....................     0.70%      0.07%      --         --         0.77%             --         0.77%
Oppenheimer Capital Appreciation
  Portfolio.....................     0.59%      0.03%      --         --         0.62%             --         0.62%
PIMCO Inflation Protected Bond
  Portfolio.....................     0.49%      0.04%      --         --         0.53%             --         0.53%
PIMCO Total Return Portfolio....     0.48%      0.04%      --         --         0.52%             --         0.52%
RCM Technology Portfolio........     0.88%      0.09%      --         --         0.97%             --         0.97%
SSgA Growth and Income ETF
  Portfolio.....................     0.33%      0.09%      --      0.20%         0.62%          0.03%         0.59%(14,15)
SSgA Growth ETF Portfolio.......     0.33%      0.08%      --      0.21%         0.62%          0.03%         0.59%(13,14)
T. Rowe Price Mid Cap Growth
  Portfolio.....................     0.75%      0.03%      --         --         0.78%             --         0.78%
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS -- INITIAL CLASS
Equity-Income Portfolio.........     0.46%      0.11%      --         --         0.57%             --         0.57%
AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 2
American Funds Bond Fund........     0.39%      0.01%   0.25%         --         0.65%             --         0.65%

                                                               ACQUIRED FUND  GROSS TOTAL    FEE WAIVERS    NET TOTAL
                                  MANAGEMENT    OTHER   12B-1     FEES AND       ANNUAL      AND EXPENSE     ANNUAL
                                     FEES     EXPENSES   FEES    EXPENSES*      EXPENSES   REIMBURSEMENTS  EXPENSES**
                                  ----------  --------  -----  -------------  -----------  --------------  ----------
American Funds Global Small
  Capitalization Fund...........     0.71%      0.03%   0.25%         --         0.99%             --         0.99%
American Funds Growth Fund......     0.32%      0.01%   0.25%         --         0.58%             --         0.58%
American Funds Growth-Income
  Fund..........................     0.27%      0.01%   0.25%         --         0.53%             --         0.53%



--------


* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.



** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.



(1) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio's average daily net assets and 0.78% for the next $500 million.



(2) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to 0.243%.



(3) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.325% for the Portfolio's average daily net assets in excess of $1 billion but less than $2 billion.



(4) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.73% for the first $300 million of the Portfolio's average daily net assets and 0.705% for the next $700 million.



(5) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million. Other Expenses include Treasury Guarantee Program expenses of 0.012% incurred for the period September 19, 2008 through December 31, 2008.



(6) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets, 0.70% for the next $450 million, 0.65% for the next $4 billion, and 0.625% for amounts over $4.5 billion.



(7) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets and 0.80% for amounts over $500 million.



(8) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $100 million of the Portfolio's average daily net assets and 0.80% for amounts over $100 million.



(9) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets, 0.60% for the next $250 million, and 0.50% for amounts over $1.5 billion.



(10) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to 0.293%.



(11) The Portfolio is a "fund of funds" that invests equally in two portfolios of the Metropolitan Series Fund, Inc; the FI Value Leaders Portfolio and the Jennison Growth Portfolio, and in one portfolio of the Met Investors Series Trust, the Pioneer Fund Portfolio. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.



(12) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to waive fees or pay all expenses (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit net operating expenses of the Portfolio to 0.10% of the average daily net assets of the Class A shares, 0.35% of the average daily net assets of the Class B shares and 0.25% of the average daily net assets of the Class E shares.

(13) Other Expenses include 0.02% of deferred expense reimbursement from a prior period.



(14) The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). As an investor in an underlying ETF or other investment company, the Portfolio will bear its pro rata portion of the operating expenses of the underlying ETF or other investment company, including the management fee. The Investment Manager has contractually agreed, for the period May 1, 2009 to April 30, 2010, to waive a portion of the management fee equal to 0.03% of the first $500 million of average daily net assets. The Management Fee has been restated to reflect an amended management fee agreement as if the fees had been in effect during the previous fiscal year.



(15) Other Expenses include 0.03% of deferred expense reimbursement from a prior period.


     The fee and expense information regarding the Eligible Funds was provided by those Eligible Funds. Fidelity Variable Insurance Products and the American Funds Insurance Series are not affiliated with NELICO.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS


     An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of an Eligible Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Eligible Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Eligible Fund assets. Policy Owners, through their indirect investment in the Eligible Funds, bear the costs of these advisory fees (see the Eligible Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.


     Additionally, an investment adviser or subadviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.


     We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company". Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible Funds. We will benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the adviser. (See "Fee Table--Eligible Funds Fees and Expenses" for information on the management fees paid by the Eligible Funds and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the adviser to the subadvisers.)


     Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Eligible Fund's 12b-1 Plan, if any, is described in more detail in the Eligible Fund's prospectus. (See "Fee Table--Eligible Fund Fees and Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Eligible Fund's 12b-1 Plan decrease the Eligible Fund's investment return.

                              THE VARIABLE ACCOUNT

INVESTMENTS OF THE VARIABLE ACCOUNT

     Each Sub-Account of the Variable Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund, Inc., the Met Investors Series Trust, the Variable Insurance Products Fund and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.

     The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:

METROPOLITAN SERIES FUND, INC.                    ADVISER: METLIFE ADVISERS, LLC


ELIGIBLE FUND                              SUB-ADVISER                 INVESTMENT OBJECTIVE
-------------                              -----------                 --------------------
Artio International Stock        Artio Global Management LLC(1)   Long-term growth of capital.
  Portfolio (formerly Julius
  Baer International Stock
  Portfolio)

Barclays Capital Aggregate       MetLife Investment Advisors      To equal the performance of
  Bond Index Portfolio           Company, LLC                     the Barclays Capital U.S.
  (formerly Lehman Brothers                                       Aggregate Bond Index.
  Aggregate Bond Index
  Portfolio)

BlackRock Aggressive Growth      BlackRock Advisors, LLC          Maximum capital appreciation.
  Portfolio

BlackRock Bond Income            BlackRock Advisors, LLC          A competitive total return
  Portfolio                                                       primarily from investing in
                                                                  fixed-income securities.

BlackRock Diversified            BlackRock Advisors, LLC          High total return while
  Portfolio                                                       attempting to limit investment
                                                                  risk and preserve capital.

BlackRock Large Cap Value        BlackRock Advisors, LLC          Long-term growth of capital.
  Portfolio

BlackRock Legacy Large Cap       BlackRock Advisors, LLC          Long-term growth of capital.
  Growth Portfolio

BlackRock Money Market           BlackRock Advisors, LLC          A high level of current income
  Portfolio(2)                                                    consistent with preservation
                                                                  of capital.

BlackRock Strategic Value        BlackRock Advisors, LLC          High total return, consisting
  Portfolio                                                       principally of capital
                                                                  appreciation.

Davis Venture Value Portfolio    Davis Selected Advisers,         Growth of capital.
                                 L.P.(3)

FI Mid Cap Opportunities         Pyramis Global Advisors, LLC     Long-term growth of capital.
  Portfolio

FI Value Leaders Portfolio       Pyramis Global Advisors, LLC     Long-term growth of capital.

Jennison Growth Portfolio        Jennison Associates LLC          Long-term growth of capital.

Loomis Sayles Small Cap Core     Loomis, Sayles & Company, L.P.   Long-term capital growth from
  Portfolio (formerly Loomis                                      investments in common stocks
  Sayles Small Cap Portfolio)                                     or other equity securities.

ELIGIBLE FUND                              SUB-ADVISER                 INVESTMENT OBJECTIVE
-------------                              -----------                 --------------------

Loomis Sayles Small Cap Growth   Loomis, Sayles & Company,        Long-term capital growth.
  Portfolio (formerly Franklin   L.P.(4)
  Templeton Small Cap Growth
  Portfolio)

Met/Artisan Mid Cap Value        Artisan Partners Limited         Long-term capital growth.
  Portfolio (formerly Harris     Partnership(5)
  Oakmark Focused Value
  Portfolio)

MetLife Mid Cap Stock Index      MetLife Investment Advisors      To equal the performance of
  Portfolio                      Company, LLC                     the Standard & Poor's Mid Cap
                                                                  400 Composite Stock Price
                                                                  Index.

MetLife Stock Index Portfolio    MetLife Investment Advisors      To equal the performance of
                                 Company, LLC                     the Standard & Poor's 500
                                                                  Composite Stock Price Index.

MFS Total Return Portfolio       Massachusetts Financial          Favorable total return through
                                 Services Company                 investment in a diversified
                                                                  portfolio.

MFS Value Portfolio              Massachusetts Financial          Capital appreciation.
                                 Services Company

Morgan Stanley EAFE Index        MetLife Investment Advisors      To equal the performance of
  Portfolio                      Company, LLC                     the MSCI EAFE Index.

Neuberger Berman Mid Cap Value   Neuberger Berman Management      Capital growth.
  Portfolio                      LLC

Oppenheimer Global Equity        OppenheimerFunds, Inc.           Capital appreciation.
  Portfolio

Russell 2000 Index Portfolio     MetLife Investment Advisors      To equal the return of the
                                 Company, LLC                     Russell 2000 Index.

T. Rowe Price Large Cap Growth   T. Rowe Price Associates, Inc.   Long-term growth of capital
  Portfolio                                                       and, secondarily, dividend
                                                                  income.

T. Rowe Price Small Cap Growth   T. Rowe Price Associates, Inc.   Long-term capital growth.
  Portfolio

Western Asset Management         Western Asset Management         To maximize total return
  Strategic Bond Opportunities   Company                          consistent with preservation
  Portfolio                                                       of capital.

Western Asset Management U.S.    Western Asset Management         To maximize total return
  Government Portfolio           Company                          consistent with preservation
                                                                  of capital and maintenance of
                                                                  liquidity.

Zenith Equity Portfolio(6)       N/A                              Long-term capital
                                                                  appreciation.

MetLife Conservative             N/A                              A high level of current
  Allocation Portfolio                                            income, with growth of capital
                                                                  as a secondary objective.

MetLife Conservative to          N/A                              A high total return in the
  Moderate Allocation                                             form of income and growth of
  Portfolio                                                       capital, with a greater
                                                                  emphasis on income.

MetLife Moderate Allocation      N/A                              A balance between a high level
  Portfolio                                                       of current income and growth
                                                                  of capital, with a greater
                                                                  emphasis on growth of capital.

ELIGIBLE FUND                              SUB-ADVISER                 INVESTMENT OBJECTIVE
-------------                              -----------                 --------------------

MetLife Moderate to Aggressive   N/A                              Growth of capital.
  Allocation Portfolio

MetLife Aggressive Allocation    N/A                              Growth of capital.
  Portfolio



MET INVESTORS SERIES TRUST                     ADVISER: METLIFE ADVISERS, LLC(7)



ELIGIBLE FUND                              SUB-ADVISER                 INVESTMENT OBJECTIVE
-------------                              -----------                 --------------------
BlackRock Large Cap Core         BlackRock Advisors, LLC          Long-term capital growth.
  Portfolio

Clarion Global Real Estate       ING Clarion Real Estate          Total return through
  Portfolio                      Securities L.P.                  investment in real estate
                                                                  securities, emphasizing both
                                                                  capital appreciation and
                                                                  current income.

Harris Oakmark International     Harris Associates L.P.           Long-term capital
  Portfolio                                                       appreciation.

Janus Forty Portfolio            Janus Capital Management LLC     Capital appreciation.

Lazard Mid Cap Portfolio         Lazard Asset Management LLC      Long-term growth of capital.

Legg Mason Partners Aggressive   ClearBridge Advisors, LLC        Capital appreciation.
  Growth Portfolio

Legg Mason Value Equity          Legg Mason Capital Management,   Long-term growth of capital.
  Portfolio                      Inc.

Lord Abbett Bond Debenture       Lord, Abbett & Co. LLC           High current income and the
  Portfolio                                                       opportunity for capital
                                                                  appreciation to produce a high
                                                                  total return.

Met/AIM Small Cap Growth         Invesco Aim Capital              Long-term growth of capital.
  Portfolio                      Management, Inc.

MFS Research International       Massachusetts Financial          Capital appreciation.
  Portfolio                      Services Company

Oppenheimer Capital              OppenheimerFunds, Inc.           Capital appreciation.
  Appreciation Portfolio

PIMCO Inflation Protected Bond   Pacific Investment Management    Maximum real return,
  Portfolio                      Company LLC                      consistent with preservation
                                                                  of capital and prudent
                                                                  investment management.

PIMCO Total Return Portfolio     Pacific Investment Management    Maximum total return,
                                 Company LLC                      consistent with the
                                                                  preservation of capital and
                                                                  prudent investment management.

RCM Technology Portfolio         RCM Capital Management LLC       Capital appreciation; no
                                                                  consideration is given to
                                                                  income.

SSgA Growth and Income ETF       SSgA Funds Management, Inc.(8)   Growth of capital and income.
  Portfolio (formerly Cyclical
  Growth and Income ETF
  Portfolio)

SSgA Growth ETF Portfolio        SSgA Funds Management, Inc.(8)   Growth of capital
  (formerly Cyclical Growth
  ETF Portfolio)

T. Rowe Price Mid Cap Growth     T. Rowe Price Associates, Inc.   Long-term growth of capital.
  Portfolio

FIDELITY(R) VARIABLE INSURANCE PRODUCTS ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY


ELIGIBLE FUND                              SUB-ADVISER                 INVESTMENT OBJECTIVE
-------------                              -----------                 --------------------
Equity-Income Portfolio          FMR, Co., Inc.;                  Reasonable income. The fund
                                 Fidelity Research & Analysis     will also consider the
                                 Company                          potential for capital
                                                                  appreciation. The fund's goal
                                                                  is to achieve a yield which
                                                                  exceeds the composite yield on
                                                                  the securities comprising the
                                                                  Standard & Poor's 500(SM)
                                                                  Index (S&P 500(R)).



AMERICAN FUNDS INSURANCE SERIES ADVISER: CAPITAL RESEARCH AND MANAGEMENT COMPANY

ELIGIBLE FUND                              SUB-ADVISER                 INVESTMENT OBJECTIVE
-------------                              -----------                 --------------------
American Funds Bond Fund         N/A                              Maximize current income and
                                                                  preserve capital by investing
                                                                  primarily in fixed-income
                                                                  securities.

American Funds Global Small      N/A                              Capital appreciation through
  Capitalization Fund                                             stocks.

American Funds Growth Fund       N/A                              Capital appreciation through
                                                                  stocks.

American Funds Growth-Income     N/A                              Capital appreciation and
  Fund                                                            income.


--------


(1) Prior to May 1, 2009, Julius Baer Investment Management LLC was the sub-adviser to this Portfolio.



(2) An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.



(3) Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.



(4) Prior to January 5, 2009, Franklin Advisers, Inc. was the sub-adviser to this Portfolio.



(5) Prior to May 1, 2009, Harris Associates L.P. was the sub-adviser to this Portfolio.



(6) The Zenith Equity Portfolio is a fund of funds that invests equally in three
    Portfolios: the FI Value Leaders Portfolio and the Jennison Growth Portfolio of the Metropolitan Series Fund, Inc., and the Pioneer Fund Portfolio of the Met Investors Series Trust. The sub-advisers to these Portfolios are Pyramis Global Advisors, LLC, Jennison Associates LLC and Pioneer Investment Management, Inc., respectively.





(7) Prior to May 1, 2009, Met Investors Advisory, LLC was the adviser to the Met Investors Series Trust. Effective May 1, 2009, Met Investors Advisory, LLC merged with and into MetLife Advisers, LLC.



(8) Prior to September 2, 2008, Gallatin Asset Management Inc. was the sub-adviser to this Portfolio.


FOR MORE INFORMATION REGARDING THE ELIGIBLE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE ELIGIBLE FUND PROSPECTUSES ATTACHED AT THE END OF THIS PROSPECTUS AND THEIR STATEMENTS OF ADDITIONAL INFORMATION.

SUBSTITUTION OF INVESTMENTS

     If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Policies, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close sub-accounts to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.

SHARE CLASSES OF THE ELIGIBLE FUNDS

     The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. and Met Investors Series Trust, we offer Class A shares only, for Fidelity Variable Insurance Products we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.

                              OTHER POLICY FEATURES

TRANSFER OPTION




     The following paragraph is revised:



     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (i.e., the BlackRock Strategic Value Portfolio, Clarion Global Real Estate Portfolio, Artio International Stock Portfolio, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio, Morgan Stanley EAFE Index Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, MFS Research International Portfolio and American Funds Global Small Capitalization Fund--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Eligible Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Eligible Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Eligible Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Eligible Funds, we rely on the underlying Eligible Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.




                                THE FIXED ACCOUNT

     We are not currently imposing limitations on transfers from the Fixed Account, but we reserve the right to do so.

                               TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policies and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

     IRS Circular 230 Notice: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. You should seek tax advice based on your particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to a survivorship life policy is limited. Thus, there is some uncertainty regarding the Federal income tax treatment of survivorship life policies. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if either or both insureds are in a substandard underwriting class, or if a term rider is added, there is additional uncertainty and some risk that your Policy will not be treated as a life insurance contract under Federal tax law. We may take appropriate steps to bring the Policy into compliance with applicable requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.

     In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements. If Eligible Fund shares are sold directly to either non-qualified plans or tax-qualified retirement plans that later lose their tax-qualified status, the Variable Account investing in the Eligible Fund may fail the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986. This could have adverse tax consequences for variable life insurance owners, including losing the benefit of tax deferral.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL -- DEATH BENEFITS. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary to the extent provided in section 101 of the Code.

     In the case of employer-owned life insurance as defined in section 101(j) of the Code, the amount excludable from gross income is limited to premiums paid unless the policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the policy. These rules apply to policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel.

     The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

     Federal, state and local transfer, and other tax consequences of ownership or receipt of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these circumstances.

     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy at any time, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

          (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.


          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary. The foregoing exceptions generally do not apply to corporate Policy Owners.


     If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a Modified Endowment Contract should generally not be treated as a taxable distribution. A tax adviser should be consulted regarding policy loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

     LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

     The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. The maximum estate tax rate for 2007-2009 is 45%. The estate tax exemption is $2,000,000 for 2006-2008 and $3,500,000 in 2009.

     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

     TAX TREATMENT OF POLICY SPLIT. The policy split rider permits a Policy to be split into two individual Policies. It is not clear whether exercising the policy split rider will be treated as a taxable transaction or whether the individual Policies that result would be classified as Modified Endowment Contracts. A competent tax adviser should be consulted before exercising the policy split rider.

     EXPANDED DEATH BENEFIT RIDER. The tax consequences of continuing the Policy beyond the younger insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the younger insured's 100th year.

     OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance, transfer, and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary.

     If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

     GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some of the Policy cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

     In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     CORPORATE ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

     PUERTO RICO. We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     TAX CREDITS AND DEDUCTIONS. NELICO may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Policy Owners since NELICO is the owner of the assets from which the tax benefits are derived.

NELICO'S INCOME TAXES

     Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

     Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                   MANAGEMENT

     The directors and executive officers of NELICO and their principal business experience:

                               DIRECTORS OF NELICO


 NAME AND PRINCIPAL
  BUSINESS ADDRESS                 PRINCIPAL BUSINESS EXPERIENCE
 ------------------                -----------------------------
Michael K.            Director of NELICO since 2004 and Senior Vice
  Farrell***........    President of Metropolitan Life Insurance Company
                        since 2002.
Gene L.               Director of NELICO since 2006 and Senior Vice
  Lunman*****.......    President of Metropolitan Life Insurance Company
                        since 2005.
William J.            Director of NELICO since 2007 and President of
  Mullaney**........    Institutional Business at Metropolitan Life
                        Insurance Company since 2007. Formerly President
                        2004-2007 of Metropolitan Property and Casualty.
Michael J.            Director of NELICO since 2005 and Executive Vice
  Vietri****........    President of Metropolitan Life Insurance Company
                        since 2005. Formerly, Senior Vice President 1999-
                        2004 of Metropolitan Life Insurance Company.
Lisa M. Weber**.....  Chairman of the Board, President and Chief Executive
                        Officer of NELICO since 2004 and President,
                        Individual Business of Metropolitan Life Insurance
                        Company since 2004; formerly, Director of NELICO
                        since 2000 and Senior Executive Vice President and
                        Chief Administrative Officer 2001-2004 of
                        Metropolitan Life.
William J.            Director of NELICO since 2002 and Executive Vice
  Wheeler**.........    President and Chief Financial Officer of
                        Metropolitan Life Insurance Company since 2003.

                          EXECUTIVE OFFICERS OF NELICO
                              OTHER THAN DIRECTORS


 NAME AND PRINCIPAL
       ADDRESS                     PRINCIPAL BUSINESS EXPERIENCE
 ------------------                -----------------------------
Joseph J. Prochaska,  Executive Vice President and Chief Accounting Officer
  Jr.**.............    of NELICO since 2006 and Executive Vice President
                        and Chief Accounting Officer of Metropolitan Life
                        Insurance Company since 2006. Formerly Senior Vice
                        President and Chief Accounting Officer 2004-2006 of
                        NELICO and Senior Vice President and Chief
                        Accounting Officer 2003-2006 of Metropolitan Life.
Alan C. Leland,       Senior Vice President of NELICO since 1996 and Vice
  Jr.*..............    President of Metropolitan Life Insurance Company
                        since 2000.
Brian Breneman*.....  Senior Vice President of NELICO since 2006 and Senior
                        Vice President of Metropolitan Life Insurance
                        Company since 2005.
William D.            Senior Vice President of NELICO since 2007 and Senior
  Cammarata******...    Vice President, Financial Operations of
                        Metropolitan Life Insurance Company since 2007.
Gwenn L. Carr**.....  Senior Vice President and Assistant Secretary of
                        NELICO since 2006 and Senior Vice President and
                        Secretary of Metropolitan Life Insurance Company
                        since 2004.
Eric T.               Senior Vice President and Treasurer of NELICO since
  Steigerwalt**.....    2007 and Senior Vice President and Treasurer of
                        Metropolitan Life Insurance Company since 2007.






-------

      * The principal business address is 501 Boylston Street, Boston, MA 02116.


     ** The principal business address is 1095 Avenue of Americas, New York, NY
        10036.


    *** The principal business address is 10 Park Avenue, Morristown, NJ 07962.


  **** The principal business address is 177 South Commons Drive, Aurora, IL
       60504.


 ***** The principal business address is 1300 Hall Boulevard, Bloomfield, CT
       06002.


****** 18210 Crave Nest Drive, Tampa, FL 33647.




                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                                TOLL-FREE NUMBERS

     For sub-account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.

     You may also call our Client TeleService Center at 1-800-388-4000 for current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or for information about other Policy transactions.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements of each of the Subaccounts of New England Variable Life Separate Account included in this Prospectus Supplement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

     The consolidated financial statements of New England Life Insurance Company (the "Company") included in this Prospectus Supplement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the fact that the Company changed its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007, and changed its method of accounting for defined benefit pension and other postretirement plans, as required by accounting guidance adopted on December 31, 2006), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.